UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 6, 2021

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 8.01 Other Events.

On January 6, 2021, Silicon Laboratories Inc. (“Silicon Laboratories”) issued a notice of redemption to the holders of its outstanding 1.375% Convertible Senior Notes due 2022 (the “Notes”), pursuant to which it will redeem all of the outstanding Notes for cash at a redemption price of 100% of the principal amount of the Notes, plus accrued and unpaid interest, if any (the “Redemption”). The Redemption will occur on March 22, 2021, unless earlier converted.

Prior to the consummation of the Redemption, the holders of the Notes are entitled to convert such Notes into shares of the Company’s common stock at a rate of 10.7744 shares per $1,000 principal amount of Notes, which is equivalent to a conversion price of $92.81 per share. Such conversion right will expire on March 19, 2021 (the “Conversion Deadline”). Holders converting prior to the Conversion Deadline will also receive an additional 0.1112 shares per $1,000 principal amount of Notes pursuant to Section 14.03 of the Indenture governing the Notes, dated March 6, 2017 (the “Indenture”).

In the event any holder complies with the requirements as set forth in the Indenture for conversion in connection with the Redemption, the Company intends to satisfy its conversion obligation with respect to each $1,000 principal amount of Notes tendered by combination settlement, with a specified dollar amount per $1,000 principal amount of Notes equal to $1,000, plus a number of the Company’s common stock to be determined pursuant to the Indenture, together with additional cash, if applicable, in lieu of delivering any fractional shares of common stock.

The foregoing description of the Redemption does not purport to be complete and is qualified in its entirety by reference to the notice of redemption, which is attached hereto as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Notice of Full Redemption, dated January 6, 2021, from Silicon Laboratories Inc.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

January 6, 2021	/s/ John C. Hollister
Date	John C. Hollister Senior Vice President and Chief Financial Officer (Principal Financial Officer)